DATA443 RISK MITIGATION, INC. (FORMERLY LANDSTAR, INC.)

RESTATED

UNAUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2017

DATA443 RISK MITIGATION, INC.

(FORMERLY LANDSTAR, INC.)

BALANCE SHEET

As at December 31, 2017

(Unaudited)

	December 31
	2017	2016
	Amount in ($)
		Restated
ASSETS
Current Assets
Cash and cash equivalents	–	–
Sundry assets	–	–

Total Assets	$–	$–

LIABILITIES AND STOCKHOLDERS' DEFICIT

Non-Current Liabilities
Long term debt with interest	1,000,000	1,000,000

Total Non-Current Liabilities	1,000,000	1,000,000

Current Liabilities
Accounts payable	–	–
Convertible debt	125,000	125,000

Total Current Liabilities	125,000	125,000

Total Liabilities	1,125,000	1,125,000

STOCKHOLDERS' DEFICIT

Series A preferred stock
50,000,000 shares authorized, par value $0.001 each
1,000,000 shares issued and outstanding at December 31, 2017
1,000,000 shares issued and outstanding at December 31, 2016	1,000	10,000
8,888,000,000 shares authorized, par value $0.0001 each
3,947,676,982 shares issued and outstanding at December 31, 2017	3,947,677	3,947,677
3,947,676,982 shares issued and outstanding at December 31, 2016
Additional Paid-In Capital	1,286,802	1277802

Accumulated Deficit	(6,360,479)	(6,360,479)

Total Stockholder's Deficit	(1,125,000)	(1,125,000)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$–	$–

The accompanying notes are integral part of these financial statements

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DATA443 RISK MITIGATION, INC.

(FORMERLY LANDSTAR, INC.)

STATEMENT OF OPERATIONS

For the year ended December 31

(Unaudited)

For the year ended December 31
	2017	2016

Revenue
Income	$–	$–

Total Income	–	–

Operating expenses
General and administrative	–	–

Total Operating Expenses	–	–

DISCONTINUED OPERATIONS	–	–

Net Income	$–	$–

The accompanying notes are integral part of these financial statements

2

DATA443 RISK MITIGATION, INC.

(FORMERLY LANDSTAR, INC.)

STATEMENT OF CASH FLOWS

For the year ended December 31

(Unaudited)

For the year ended December 31
	2017	2016
Restated
Amount in ($)
Cash Flows from Operating Activities
Net Income / (Loss)	$–	$–
Adjustment to reconcile net income / (loss) to net cash used in operating activities
Accounts receivables	–	–
Sundry assets	–	–
Accounts payables	–	–

Net Cash Provided By (Used In) Operating Activities	–	–

Cash Flows from Financing Activities
Increase / (decrease) in Notes Payables	–	–
Issuance of stock for cash	–	–
Proceeds from loan	–	–

Net Cash Provided By (Used In) Financing Activities	–	–

Net Change in Cash	–	–

Cash and Cash Equivalents - Beginning of the Year	–	–

Cash and Cash Equivalents - End of the Year	$–	$–

The accompanying notes are integral part of these financial statements

3

DATA443 Risk Mitigation, Inc.

(formerly Landstar, Inc.)

STATEMENT OF STOCKHOLDERS' DEFICIT

(UNAUDITED)

	PREFERRED STOCK		COMMON STOCKS		Additional	Accumulated	Total
	# of Shares	Amount	# of Shares	Amount	Capital	Deficit	Equity

Balance - January 1, 2016	1,000,000	$10,000	3,684,581,745	$3,684,582	$1,540,897	$(5,360,479)	$(125,000)

Retroactive adjustment prior years	–	–	263,095,237	263,095	(263,095)	(1,000,000)	–

Net Income(Loss) - December 31, 2016	–	–	–	–	–	–	–

December 31, 2016	1,000,000	10,000	3,947,676,982	3,947,677	1,277,802	(6,360,479)	(125,000)

Adjustment for change in par value of preferred stock	–	(9,000)	–	–	9,000	–	–

Balances - December 31, 2017	1,000,000	$1,000	3,947,676,982	$3,947,677	1,286,802	$(6,360,479)	$(125,000)

The accompanying notes are integral part of these financial statements

4

DATA443 Risk Mitigation, Inc.

(formerly Landstar, Inc.)

Notes to Financial Statements

December 31, 2017 and 2016

(Unaudited)

NOTE 1 - NATURE OF BUSINESS

ORGANIZATION

Landstar, Inc. was originally formed on May 5, 1998 as a Nevada corporation. On July 12, 2017 a North Carolina corporation was formed. On December 18, 2017 the company filed Articles of Amendment in North Carolina to change its name DATA443 Risk Mitigation, Inc.

The company is currently collocated with Raleigh’s leading high-tech co-working space, which better reflects the culture that the company is working towards. The company operates by a set of guiding principles, primarily set as: Identify product & solution whitespace existing in the market, identify acquisition target products/companies that fulfill product and customer profile requirements, and/or Build/Integrate the rollup candidate organizations into a larger operating umbrella – focusing heavily on customer experience and adoption into existing investments made in the cyber security, cyber operations, data protection and management realms. Leverage existing and new skillsets in the organization to introduce unique product offerings that also encompass cyber response, data and identity governance, blockchain ledgers and other distributed big-data oriented capabilities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company currently has no operations and has a stockholders’ deficit of $125,000 with an accumulated deficit of $6,360,479. The Company intends to find a merger target in the form of an operating entity. The Company cannot be certain that it will be successful in this strategy.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. general accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, cash equivalents include demand deposits, money market funds, and all highly liquid debt instructions with original maturities of three months or less.

FINANCIAL INSTRUMENTS

The Company’s balance sheet includes certain financial instruments, primarily, cash, accounts receivable, inventory, accounts payable, and debt to related parties. The carrying amounts of current assets and current liabilities approximate their fair value due to the relatively short period of time between the origination of these instruments and their expected realization.

CONCENTRATIONS AND CREDIT RISKS

The Company’s financial instruments that are exposed to concentrations and credit risk primarily consist of its cash, sales and accounts receivable.

5

DATA443 Risk Mitigation, Inc.

(formerly Landstar, Inc.)

Notes to Financial Statements

December 31, 2017 and 2016

(Unaudited)

Cash - The Company places its cash and cash equivalents with financial institutions of high credit worthiness. At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits. The Company’s management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

PROPERTY, EQUIPMENT AND LONG-LIVED ASSETS

Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the assets, five years, utilizing the straight method. Maintenance and repairs are expensed as incurred. Expenditures which significantly increase value or extend useful asset lives are capitalized. When property or equipment is sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized. The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the depreciation period or the undepreciated balance is warranted. All tangible and intangible assets of the Company were impaired during the year ended December 31, 2011.

Long-lived assets such as property, equipment and identifiable intangibles are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset. The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets. We did not recognize any impairment losses for any periods presented.

SHARE-BASED COMPENSATION

ASC 718, Compensation – Stock Compensation, prescribes accounting and reporting standards for all share-based payment transactions in which employee services are acquired. Transactions include incurring liabilities, or issuing or offering to issue shares, options, and other equity instruments such as employee stock ownership plans and stock appreciation rights. Share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. That expense is recognized in the period of grant.

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50, Equity – Based Payments to Non-Employees.

Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

INCOME TAXES

The Company accounts for income taxes under ASC 740, Income Taxes. Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. Deferred tax assets or liabilities were off-set by a 100% valuation allowance, therefore there has been no recognized benefit as of December 31, 2017.

6

DATA443 Risk Mitigation, Inc.

(formerly Landstar, Inc.)

Notes to Financial Statements

December 31, 2017 and 2016

(Unaudited)

COMMITMENTS AND CONTINGENCIES

The Company follows ASC 450-20, “Loss Contingencies,” to report accounting for contingencies. Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

EARNINGS PER SHARE

Net income (loss) per share is calculated in accordance with ASC 260, “Earnings Per Share.” The weighted-average number of common shares outstanding during each period is used to compute basic earning or loss per share. Diluted earnings or loss per share is computed using the weighted average number of shares and diluted potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net income (loss) per common share is based on the weighted average number of shares of common stock outstanding at December 31, 2017 and 2016. Due to net operating loss, there is no presentation of dilutive earnings per share, as it would be anti-dilutive.

FORGIVENESS OF INDEBTEDNESS

The Company follows the guidance of AS 470.10 related to debt forgiveness and extinguishment. Debts of the Company are considered extinguished when the statute of limitations in the applicable jurisdiction expire or when terminated by judicial authority such as the granting of a declaratory judgment. Debts to related parties or shareholders are treated as capital transactions when forgiven or extinguished and credited to additional paid in capital. Debts to non-related parties are treated as other income when forgiven or extinguished.

RECENT ACCOUNTING PRONOUNCEMENTS

From time to time, new accounting pronouncements are issued by the FASB or other standard setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, we believe that the impact of recently issued standards that are not yet effective will not have a material impact on our financial position or results of operations upon adoption.

NOTE 3 - INCOME TAXES

Income taxes are provided based upon the liability method. Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by accounting standards to allow recognition of such an asset.

At December 31, 2017, the Company expected no net deferred tax assets to be recognized, resulting from net operating loss carry forwards. Deferred tax assets were offset by a corresponding allowance of 100%.

The Company experienced a change in control during this fiscal year and therefor no more than an insignificant portion of this net operating allowance will ever be used against future taxable income.

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DATA443 Risk Mitigation, Inc.

(formerly Landstar, Inc.)

Notes to Financial Statements

December 31, 2017 and 2016

(Unaudited)

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

The Company’s operations are subject to significant risks and uncertainties including financial, operational and regulatory risks, including the potential risk of business failure.

The Company does have employment contracts with its key employees, Eric Chan and Colm King including the controlling shareholders.

Legal and other matters

In the normal course of business, the Company may become a party to litigation matters involving claims against the Company. The Company's management is unaware of any pending or threatened assertions and there are no current matters that would have a material effect on the Company’s financial position or results of operations.

NOTE 5 – CONVERTIBLE NOTE PAYABLE

The convertible note payable, as of December 31, 2017 and 2016, consisted of two interest bearing notes payable due on demand to EMRY Capital Inc and Shareholder Advocates Inc (Note #1 sold to Emry Capital) from 2008 and convertible at the option of the holder into common shares at the conversion price of $0.0001 per share. The note consists a non-dilution provision whereby the company agreed not to enter into any further financing arrangements until the both note #1 and #2 are paid off.

NOTE 6 - EQUITY

The Company is authorized to issue 50,000,000 shares of $0.001 par value, Class A, convertible preferred stock. Each share of preferred stock is convertible in 15,000 shares of voting common stock.

The Company is authorized to issue 8,888,000,000 shares of $0.0001 par value common stock.

A retroactive adjustment has been made to the issued common stock adding 263,095,237 shares that had been issued between 2010 and 2014 which just came to light. As result a retroactive adjustment was made to the opening 2016 common stock and additional paid-in capital, with no resulting change in accumulated deficit.

On April 24, 2017, a change in control of the Company took place when a control block of preferred shares was acquired by an individual William Bill Alessi (the Acquirer) unrelated to the then existing control shareholders. In conjunction with this change in control, a declaratory judgement was entered into when the Acquirer filed a complaint for declaratory judgement and other relief against the control shareholders in Mecklenburg County, North Carolina, the court with no jurisdiction over the entity. The preferred shares of LDSR are encumbered and remain unpaid.

Included in the declaratory judgement was claim bar date which provided existing investors and creditors and time frame to file proof of claim against the entity for liabilities and claims existing as of that date. That date was twenty days subsequent to the filing of the declaratory judgment. Accordingly, all potential claims against the Company have expired except the above mentioned Note #1 and Note #2.

On December 10, 2017, there was another change in control of the Company when William Bill Alessi sold his N Carolina shares and they were acquired by an individual not related to the existing control shareholder of LandStar Nevada co (LDSR) or debt holder of note #1 and note #2.

8

DATA443 Risk Mitigation, Inc.

(formerly Landstar, Inc.)

Notes to Financial Statements

December 31, 2017 and 2016

(Unaudited)

NOTE 7 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of filing the financial statements with the OTC Markets, the date the financial statements were available to be issued. The Nevada management is of the opinion that this restated financial statement is a material event that requires public attention.

NOTE 8 - RESTATEMENT - LONG TERM DEBT

'The Company has taken loan from Emry Capital before 2008. The North Carolina Company ignored the inclusion of debt of $500,000 which has now been restated in 2016 by increasing accumulated deficits and long term loans. This loan includes two notes amounting to $500,000 and one for $94,000. Together with interest it now amounts to $1,000,000 being interest rate of 12% per annum.

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